SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2009

                        MERIDIAN INTERSTATE BANCORP, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                       001-33898               20-4652200
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(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


10 Meridian Street, East Boston, Massachusetts                    02128
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Certain  Officers;  Compensatory Arrangements of Certain Officers

     On February 20, 2009, Philip F. Freehan submitted a letter to East Boston Savings Bank, the wholly-owned subsidiary of Meridian Interstate Bancorp, Inc., notifying East Boston Savings Bank of his resignation and termination of his employment.


Item 9.01. Financial Statements and Exhibits.

     Not Applicable.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MERIDIAN INTERSTATE BANCORP, INC.



DATE: February 26, 2009             By:    /s/ Leonard V. Siuda
                                           ------------------------------------
                                           Leonard V. Siuda
                                           Treasurer and Chief Financial Officer